UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               FORM 8-K/A

                             CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
   Date of Report (Date of earliest event reported):  December 6, 2005

                          TECH/OPS SEVCON, INC.
         ( Exact Name of Registrant as Specified in Charter)
         Delaware                     1-9789                   04-2985631

(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                 Identification No.)


                               155 Northboro Road
                                Southborough, MA            01772
                (Address of Principal Executive Offices)  (Zip Code)
                                (508) 281-5510
              (Registrant's telephone number, including area code)
                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 _
/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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Compensation Arrangements with Named Executive Officers
On December 6, 2005, the Compensation Committee of the Board of Directors of Tech/Ops Sevcon, Inc. fixed the annual salary of Matthew Boyle, President and Chief Executive Officer, for 2006 at GBP 136,000 and awarded him an annual bonus for 2005 of GBP 6,085. The Committee also fixed the annual salary of Paul McPartlin, Vice President, Chief Financial Officer and Treasurer of the Company, at GBP 85,000 and awarded him an annual bonus for 2005 of GBP 6,100.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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On December 6, 2005, the Registrant issued a press release announcing earnings for the fiscal quarter ended September 30, 2005. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
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(d)	Exhibits
99.1	Press release issued by the registrant on December 6, 2005 is furnished herewith.

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECH/OPS SEVCON, INC.

Dated:	December 12, 2005	By:	   /s/ Raymond J. Thibault Jr.
                                         Raymond J. Thibault Jr.
                                          Assistant Treasurer